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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 30, 2001
                                                          --------------


                           Fleetwood Enterprises, Inc.
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               (Exact Name of Registrant as Specified in Charter)


               Delaware                  001-07699         95-1948322
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     (State or Other Jurisdiction       (Commission       (IRS Employer
           of Incorporation)            File Number)    Identification No.)


    3125 Myers Street, Riverside, California                92503-5527
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    (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (909) 351-3500
                                                          --------------

                                      N/A
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        (Former Name or Former Address, if Changed Since Last Report)


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

ITEM 5.     OTHER EVENTS

         Acting by unanimous written consent on March 13, 2001, the Board of Directors of Fleetwood Enterprises, Inc. (the "Company") considered and approved an amendment, effective as of April 30, 2001 (the "Amendment"), to the Company's Rights Agreement, dated as of September 15, 1998, by and between the Company and Fleet National Bank, f/k/a BankBoston, N.A. as Rights Agent, which Amendment amended certain terms of the Rights Agreement. A copy of the Amendment is attached hereto as Exhibit 99.1.

ITEM 7.     EXHIBITS

         Pursuant to General Instruction F of Form 8-K, the following document is incorporated by reference herein and attached as an exhibit hereto:

         EXHIBIT           DESCRIPTION
         -------           -----------
           99.1            Amendment, effective as of April 30, 2001, to Rights
                           Agreement dated as of September 15, 1998 by and
                           between Fleetwood Enterprises, Inc. and Fleet
                           National Bank, f/k/a BankBoston, N.A.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Fleetwood Enterprises, Inc.



Date:  April 30, 2001                            By:  /s/ Nelson W. Potter
                                                      ----------------------
                                                      Nelson W. Potter
                                                      Chief Executive Officer

                                  EXHIBIT INDEX

         EXHIBIT           DESCRIPTION
         -------           -----------
           99.1            Amendment, effective as of April 30, 2001, to Rights
                           Agreement dated as of September 15, 1998 by and
                           between Fleetwood Enterprises, Inc. and Fleet
                           National Bank, f/k/a BankBoston, N.A.